EX-10.1

***CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS AMENDMENT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO THE CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED AS [***]. A COMPLETE VERSION OF THIS AMENDMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION	Contract No. 204081-4

June 2, 2006

Viewpoint Corporation
498 7th Avenue
New York, New York 10018
Attention: Andrew J. Graf

Dear Mr. Graf:

      This letter agreement amends the Overture Master Agreement between Overture Services, Inc. and Viewpoint Corporation, dated as of January 14, 2004, as amended (the “Agreement”). Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Agreement.

      Overture and Publisher desire to amend the Agreement as follows:

1.	News Search Results. The following is inserted immediately before the last sentence of Section 1 of the Agreement:

☒ New Search Results – Rider D

2.	News Search Rider. Rider D attached hereto is hereby attached as Rider D to the Agreement.

In the event of conflict between the terms and conditions of the Agreement and the terms and conditions of this letter agreement, the terms and conditions of this letter agreement will control. Except as amended by this letter agreement, the Agreement will remain in full force and effect in accordance with its terms. Executed counterparts will each be deemed originals. The parties may rely on facsimile copies of this letter agreement as if they are originals.

Signed:

VIEWPOINT CORPORATION	OVERTURE SERVICES, INC.

By: /s/ Patrick Vogt	By: /s/ Dean Stackel

Name: Patrick Vogt	Name: Dean Stackel

Title: CEO	Title: VP - BD

EXECUTION	Contract No. 204081-4

RIDER D
NEWS SEARCH RESULTS

1.	Definitions. As used in the Agreement, the following capitalized terms have the meanings set forth below. Unless otherwise defined in this Rider D, capitalized terms shall have the meanings set forth in other parts of this Agreement.

(a) “News Search Results” means the search results provided to Publisher by Overture pursuant to this Rider D, which search results contain information and content from internet news sources.

(b) “News Search Results [***].

(c) “News Search Query” means any search conducted on or through the Toolbar for which such user has selected the Toolbar’s news search functionality.

2.	Delivery of News Search Results; Fees. Subject to the restrictions contained herein, Overture will provide News Search Results to Publisher [***]. Each News Search Query will return [***] News Search Results provided that the News Search Query term corresponds to [***] relevant News Search Results. Additional sets of News Search Results will be sent to Publisher when available when a user clicks on a “Next” link. [***].

3.	Implementation of News Search Results and Link; Branding. Implementation of News Search Results and link shall be in accordance with [***]. Overture branding shall be in accordance with [***] and otherwise compliant with Exhibit 4 to the Overture Master Agreement.

4.	No News Search in Third Party Toolbars. In no event will Publisher include in any Toolbar created for, or otherwise distributed by, third parties any link to News Search Results or otherwise permit News Search Queries to originate therefrom.

5.	Right to Terminate [***]

EXECUTION	Contract No. 204081-4

EXHIBIT 1 TO RIDER D

MOCK-UPS

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